SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2009
Health Fitness Corporation
(Exact name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-25064 (Commission File Number)	41-1580506 (IRS Employer Identification No.)
1650 West 82nd St., Suite 1100
Bloomington, Minnesota 55431
(Address of Principal Executive Offices and Zip Code)
(952) 831-6830
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX
EX-10.1
EX-99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
5.02(d)
On May 27, 2009, the Board of Directors of Health Fitness Corporation (the “Company”) approved an increase in the number of directors from nine (9) to ten (10) and elected Wendy D. Lynch as a director. Ms. Lynch was also appointed as a member of the Strategy Committee of the Board of Directors.
Ms. Lynch was not elected to the Board of Directors pursuant to any arrangement or understanding between her and any other person. Ms. Lynch has not been a party to, nor has she had a direct or indirect material interest in, any transaction with the Company during the current or preceding fiscal year. In connection with her service as a director, Ms. Lynch will participate in the Company’s Board of Directors Compensation Plan. Accordingly, Ms. Lynch received a grant of 10,000 shares of the Company’s Common Stock, which vests annually in three equal installments, beginning on the first anniversary of the grant. Ms. Lynch also received a fully vested, non-qualified stock option grant of 7,500 shares of Common Stock under the Amended and Restated 2005 Stock Option Plan, with an exercise price equal to $4.24 per share, the closing price of the Common Stock on the grant date. The option has a term of six years, subject to earlier termination following Ms. Lynch’s cessation of board service.
5.02(e)
On May 27, 2009, at the Company’s 2009 Annual Meeting of Shareholders, the Company’s shareholders approved an amendment to the Company’s 1995 Employee Stock Purchase Plan (the “Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000, from 500,000 (reflecting the one-for-two reverse stock split completed by the Company on October 6, 2008) to 700,000.
The foregoing summary is subject to and qualified in its entirety by the Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01  Other Events.
On May 28, 2009, the Company issued a press release announcing the election of Ms. Lynch to the Board of Directors. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.
Item 9.01  Financial Statements and Exhibits.
(a) Financial Statements: None.
(b) Pro Forma Financial Information: None.
(c) Shell Company Transactions: None.

(d) Exhibits:
Exhibit 10.1	1995 Employee Stock Purchase Plan, as amended

Exhibit 99.1	Press release dated May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 29, 2009

HEALTH FITNESS CORPORATION
By:	/s/ Wesley W. Winnekins
Wesley W. Winnekins
Chief Financial Officer

EXHIBIT INDEX
Health Fitness Corporation
Form 8-K Current Report

Exhibit Number	Description

10.1	1995 Employee Stock Purchase Plan, as amended

99.1	Press release dated May 28, 2009